UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  CONFIDENTIAL, FOR USE OF THE
[_]  Definitive Proxy Statement                COMMISSION ONLY (AS PERMITTED
[_]  Definitive Additional Materials           BY RULE 14a-6(e)(2))
[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                           MFN FINANCIAL CORPORATION
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
    (2)   Aggregate number of securities to which transaction applies:

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    (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)   Proposed maximum aggregate value of transaction:

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    (5)   Total fee paid:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)   Amount previously paid:

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    (2)   Form, Schedule or Registration Statement no.:

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


         The following presentation materials may be used by MFN Financial Corporation from time to time in meetings with stockholders, analysts and others:

NOVEMBER 28, 2001
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                       CONSUMER PORTFOLIO SERVICES, INC.

                               - ACQUISITION OF -

                           MFN FINANCIAL CORPORATION

FORWARD-LOOKING STATEMENTS
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This document contains forward-looking statements that involve risks, uncertainties and assumptions. In particular, the statement that the acquisition is expected to close in the first quarter of 2002 is a forward-looking statement. Factors that could cause the transaction not to close at that time, or at all, would include the possibility that CPS might not obtain necessary external financing (although it has received commitments for such financing), that CPS might not have sufficient internally generated cash, that MFN might not have the requisite level of available cash, that the required consents of state consumer finance regulators might not be obtained, and that MFN stockholders may not approve the transaction. More generally, all statements herein other than statements of historical fact are statements that could be deemed forward-looking statements. For example, statements of the expected benefits of combining CPS with MFN are all forward-looking statements. Risks, uncertainties and assumptions include the possibility that the market for the services offered by CPS and MFN may not develop as expected; that the merger transaction does not close or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; or that prior to the closing of the proposed merger, the businesses of the companies suffer due to uncertainty; that the parties may be unable to successfully execute their integration strategies or to achieve planned synergies; and other risks that may be described from time to time in CPS's and MFN's Securities and Exchange Commission reports. If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, CPS's or MFN's results could differ materially from their expectations in these statements. CPS and MFN assume no obligation to update and do not intend to update these forward-looking statements.

COMPANY PROFILES
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                                     CONSUMER PORTFOLIO         MFN FINANCIAL
     (in '000s)                           SERVICES, INC.          CORPORATION
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o   HEADQUARTERS                             IRVINE, CA       LAKE FOREST, IL
o   STOCK SYMBOL                                   CPSS                  MFNF
o   MANAGED RECEIVABLES                        $318,127              $468,321
o   LOAN ORIGINATIONS                          $545,048              $236,847
o   DEALER MIX (FRANCHISED/INDEPENDENT)          90%/10%               35%/65%
o   EMPLOYEES                                       488                   652

All data is either at September 30, 2001, or for the nine months ended September 30, 2001

TRANSACTION SUMMARY
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o  PRICE PER MFN SHARE                       $10.00
o  CONSIDERATION                               CASH
o  TRANSACTION VALUE                   $104 MILLION
o  EXPECTED CLOSE                              Q102
o  REGULATORY APPROVALS           HART-SCOTT-RODINO
o  SHAREHOLDER APPROVALS           MFN SHAREHOLDERS

TRANSACTION SUMMARY
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o  ACQUISITION FINANCING:

    Levine Leichtman Capital Partners                 $35 million

o  BRIDGE FINANCING:

    Westdeutsche Landesbank Girozentrale              $60 million

o  OTHER

    MFN Required Unrestricted Cash at Closing         $74 million

TRANSACTION SUMMARY
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o  BREAK-UP/TERMINATION:

                                             Payer          Fee         Expenses
                                             -----         -----        --------
CPS Financing Fails                           CPS          $750k        + $1 mm
MFN Shareholder Approval Fails                MFN          $750k        + $1 mm
MFN Superior Offer                            MFN          $3 mm        - $1 mm

TRANSACTION RATIONALE
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o  Creates larger competitor
o  Expands product offerings
o  Doubles servicing capacity
o  Unlocks value for MFN shareholders
o  Provides portfolio income stream for CPS

TRANSACTION PRICING
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o  PRICE-TO-TRAILING CORE EARNINGS PER SHARE                   20.5x
o  PRICE-TO-ANNUAL LOAN ORIGINATIONS                             37%
o  PRICE-TO-MANAGED RECEIVABLES                                  25%
o  PRICE-TO-BOOK VALUE                                           75%
o  PREMIUM-TO-MARKET                                             89%

Core Earnings: Fully-taxed net income excluding negative goodwill amortization and non-recurring items

Source: Keefe, Bruyette & Woods, Inc.

PREVIOUS AUTO FINANCE DEALS
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Selected transactions, 1996 to present

o  PRICE-TO TRAILING CORE EARNINGS PER SHARE                   13.3x
o  PRICE-TO-ANNUAL LOAN ORIGINATIONS                             34%
o  PRICE-TO-MANAGED RECEIVABLES                                  22%
o  PRICE-TO-BOOK VALUE                                          158%
o  PREMIUM-TO-MARKET                                             30%

Core Earnings: Fully-taxed net income excluding negative goodwill amortization and non-recurring items

Source: Keefe, Bruyette & Woods, Inc.

AUTO FINANCE TRAILING P/E RATIO
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[GRAPH OMITTED]

AUTO FINANCE TRADING MULTIPLES
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COMPANY                                 SYMBOL  MKT. VAL.  P/01E   P/02E  P/BOOK
-------                                 ------  ---------  -----   -----  ------
Consumer Portfolio Services              CPSS       33       nm      nm     47%
Union Acceptance                         UACA      161      5.1     7.5     91%
Onyx Acceptance                          ONYX       26      5.3     5.2     43%
First Investors                          FIFS       18       nm    10.0     57%
--------------------------------------------------------------------------------
MEDIAN OF SMALLER MARKET CAPITALIZATION                     5.2     7.5     52%

AmeriCredit                               ACF    2,045      6.4     5.4    191%
WFS Financial                            WFSI      869     10.8     9.4    188%
Credit Acceptance                        CACC      358     12.5    10.9    127%
--------------------------------------------------------------------------------
MEDIAN OF LARGER MARKET CAPITALIZATION                     10.8     9.4    188%

MEDIAN OF ALL                                               6.4     8.4     81%

Source: Keefe, Bruyette & Woods, Inc., I/B/E/S Estimates, Individual company reports, closing prices as of November 12, 2001

STOCK PRICE HISTORY - MFNF
--------------------------------------------------------------------------------

[GRAPH OMITTED]

   NOTE: THE FOLLOWING NOTICE IS INCLUDED TO MEET CERTAIN LEGAL REQUIREMENTS

         MFN Financial Corporation will be sending a proxy statement to its stockholders seeking their approval of the proposed transaction. Investors and security holders are advised to read the proxy statement for further information. When filed, the proxy statement, as well as other SEC filings, can be obtained free of charge from the web site maintained by the SEC at http://www.sec.gov.

         MFN Financial Corporation and its directors and executive officers may be deemed to be participants in the solicitation of proxies from MFN Financial Corporation stockholders to approve the merger. Information about these participants is set forth in the Form 10-K filed with the SEC by MFN Financial Corporation on March 7, 2001. Additional information regarding the interests of these participants may be obtained by reading the proxy statement regarding the proposed merger when it becomes available.